GENERAL SECURITY AGREEMENT

         This General Security Agreement (this "Agreement") dated October 3, 2003, is by DELTA APPAREL, INC., a Georgia corporation ("Delta"), and SAIM, LLC, a North Carolina limited liability company ("SAIM"; together with Delta, each a "Guarantor" and collectively, "Guarantors"), in favor of Congress Financial Corporation (Southern), a Georgia corporation, as agent for Lenders (as defined herein) ("Secured Party").

                               W I T N E S S E T H

         WHEREAS, Secured Party, the financial institutions party thereto as lenders (collectively, "Lenders") and MJS Acquisition Company, a North Carolina corporation ("Borrower"), are parties to that certain Loan and Security Agreement, dated the date hereof (as the same now exists and as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other notes, guarantees, agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, the Financing Agreements and this Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements") pursuant to which Lenders may make loans and advances and provide other financial accommodations to Borrower as set forth therein; and

         WHEREAS, due to the close business and financial relationships between Borrower and each Guarantor, in consideration of the benefits which will accrue to each Guarantor and as an inducement for and in consideration of Secured Party and Lenders making loans and advances and providing other financial accommodations to Borrower pursuant to the Loan Agreement and the other
Financing Agreements, each Guarantor has agreed to execute and deliver to Secured Party a guarantee in favor of Secured Party and Lenders (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Guarantee") pursuant to which Guarantors absolutely and unconditionally guarantee to Secured Party the payment and performance of all now existing and hereafter arising obligations, liabilities and indebtedness of Borrower to Secured Party and Lenders; and

         WHEREAS, Borrower is a Subsidiary of Delta and SAIM is a Subsidiary of Borrower, and each Guarantor has determined that it will realize substantial direct and indirect benefits as a result of the loans and other financial accommodations extended to Borrower pursuant to the Loan Agreement, and such Guarantor's execution, delivery and performance of this Agreement are within such Guarantor's corporate or other purposes and are in the best interests of such Guarantor; and

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


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SECTION 1.        DEFINITIONS

         Capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement to the extent not otherwise defined or limited herein. All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to the term "Guarantors" wherever used herein shall mean each and all of Guarantors and their respective successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for any of Guarantors or any of their respective assets or any of Guarantors in their respective capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Lender" wherever used herein shall mean Lender and its successors and assigns and all references to the term "Borrower" wherever used herein shall mean Borrower and its successors and assigns (including, without limitation, any receiver, trustee or custodian for Borrower or any of its assets or Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is cured or waived in accordance with the terms of the Loan Agreement. Any accounting term used herein unless otherwise defined in the Loan Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

         1.1 "Accounts" shall mean all present and future rights of a Guarantor to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a secondary obligation incurred or to be incurred, or (d) arising out of the use of a credit or charge card or information contained on or for use with the card.

         1.2 "Blocked Accounts" shall mean blocked accounts or lockboxes and related blocked accounts.

         1.3 "Deposit Account Control Agreement" shall mean an agreement in writing, in form and substance satisfactory to Secured Party, by and among Secured Party, a Guarantor with a deposit account at any bank and the bank at which such deposit account is at any time maintained which provides that such bank will comply with instructions originated by Secured Party directing disposition of the funds in the deposit account without further consent by such Guarantor and such other terms and conditions as Secured Party may reasonably require, including as to any such agreement with respect to any Blocked Account, providing that all items received or deposited in the Blocked Accounts are the property of Secured Party, that the bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the bank will wire, or

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otherwise  transfer,  in  immediately  available  funds,  on a daily  basis to a payment account specified therein all funds received or deposited into the Blocked Accounts.

         1.4 "Equipment" shall mean all of a Guarantor's now owned and hereafter acquired equipment, wherever located, including machinery, data processing and computer equipment and computer hardware and software (whether owned or licensed, and including embedded software), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

         1.5 "Event of Default" shall have the meaning set forth in Section 7.1 hereof.

         1.6 "Information Certificate" shall mean, collectively, (a) the Information Certificate delivered pursuant to the Parent Revolving Loan Agreement containing material information with respect to Delta, its business and assets provided by or on behalf of such Guarantor to Secured Party in connection with the preparation of this Agreement, the Parent Revolving Loan Agreement and the other Financing Agreements (as defined in the Parent Revolving Loan Agreement) and the financing arrangements provided for therein and (b) the Information Certificate delivered pursuant to the Loan Agreement containing material information with respect to SAIM, its business and assets provided by or on behalf of such Guarantor to Secured Party in connection with the preparation of this Agreement, the other Financing Agreements and the financing arrangements provided for therein.

         1.7 "Intellectual Property" shall mean a Guarantor's now owned and hereafter arising or acquired: patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill (including any goodwill associated with any trademark or the license of any trademark); customer and other lists in whatever form maintained; trade secret rights, copyright rights, rights in works of authorship, domain names and domain name registrations; and software and contract rights relating to computer software programs, in whatever form created or maintained.

         1.8 "Inventory" shall mean all of a Guarantor's now owned and hereafter existing or acquired goods, wherever located, which (a) are leased by such Guarantor as lessor, (b) are held by such Guarantor for sale or lease or to be furnished under a contract of service, (c) are furnished by such Guarantor under a contract of service, or (d) consist of raw materials, work in process, finished goods or materials used or consumed in its business.

         1.9 "Obligations" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Guarantors to Secured Party, Lenders and/or their respective Affiliates under or arising out of, or in connection with, the Guarantee and the other Financing Agreements and all extensions or renewals thereof, including, without limitation, the Guaranteed Obligations, principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or

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otherwise,  whether  arising  under this  Agreement,  the Guarantee or the other
Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to a Guarantor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Secured Party and/or Lenders.

         1.10 "Receivables" shall mean all of the following now owned or hereafter arising or acquired property of a Guarantor: (a) all Accounts; (b) all amounts at any time payable to such Guarantor in respect of the sale or other disposition by such Guarantor of any Account or other obligation for the payment of money; (c) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (d) all payment intangibles of such Guarantor, letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to such Guarantor or otherwise in favor of or delivered to such Guarantor in connection with any Account; or (e) all other accounts, contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to such Guarantor, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual Property or other general intangibles), rendition of services or from loans or advances by such Guarantor or to or for the benefit of any third person (including loans or advances to any Affiliates or Subsidiaries of such Guarantor) or otherwise associated with any Accounts, Inventory or general intangibles of such Guarantor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to such Guarantor in connection with the termination of any Plan or other employee benefit plan and any other amounts payable to such Guarantor from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which such Guarantor is a beneficiary).

         1.11 "Records" shall mean all of a Guarantor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of such Guarantor with respect to the foregoing maintained with or by any other person).

SECTION 2.        GRANT OF SECURITY INTEREST

         2.1 To secure payment and performance of all Obligations, each Guarantor hereby grants to Secured Party, for the benefit of Secured Party and Lenders, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Secured Party, for the benefit of Secured Party and Lenders, as security, all personal property and fixtures and interests in personal property and fixtures of such Guarantor, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral

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security  for the  Obligations  at any time  granted to or held or  acquired  by
Secured Party or any Lender, collectively, the "Collateral") including:

         (a) all Accounts;

         (b)  all  general  intangibles,   including,  without  limitation,  all
Intellectual Property;

         (c) all goods, including, without limitation, Inventory and Equipment;

         (d) all fixtures;

         (e) all chattel paper including, without limitation, all tangible and electronic chattel paper;

         (f) all instruments including, without limitation, all promissory notes;

         (g) all documents;

         (h) all deposit accounts;

         (i) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

         (j) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

         (k) all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of such Guarantor now or hereafter held or received by or in transit to Secured Party, any Lender or its Affiliates or at any other depository or other institution from or for the account of such Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

         (l) all commercial tort claims, including, without limitation, those identified in the Information Certificate;

         (m) to the extent not otherwise described above, all Receivables;

         (n) all Records; and

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         (o) all products and proceeds of the foregoing,  in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral;

                  provided, however, that the term "Collateral", for purposes of this Agreement and the other Financing Documents, shall not include (a) SAIM's ownership interests in Agencias 7000, S. A. and Soha Textil, S. A. (collectively, the "Costa Rican Interests") for so long as the grant of a security interest therein, or any other pledge or encumbrance thereof would give rise to a right of purchase of the Costa Rican Interests by the other holders of equity interest in Agencias 7000, S. A. and Soha Textil, S. A., as applicable, and such right has not been terminated or waived and (b) thirty-five percent (35%) of the equity interests of a Guarantor in its non-United States Subsidiaries, if any.

         Subject to the restrictions on the incurrence of purchase money Indebtedness in Section 9.9(b) of the Loan Agreement and the Parent Revolving Loan Agreement but notwithstanding anything to the contrary contained in clause
(c) above, the types or items of Collateral described in such clause shall not include any Equipment purchased with the proceeds of such purchase money Indebtedness which is, or at the time of a Guarantor's acquisition thereof shall be, subject to a purchase money lien or security interest (including capitalized or finance leases) permitted under Section 9.8 of the Loan Agreement and the Parent Revolving Loan Agreement if: (a) the valid grant of a security interest or lien to Secured Party, for itself and the ratable benefit of Lenders, in such item of Equipment is prohibited by the terms of the agreement between such Guarantor and the holder of such purchase money lien or security interest and the consent of such holder to Secured Party's lien has not been or is not waived, or the consent of such holder has not been or is not otherwise obtained, or under applicable law such prohibition cannot be waived and (b) the purchase money lien on such item of Equipment is or shall become and remain valid and perfected.

SECTION 3.        PERFECTION OF SECURITY INTERESTS

         3.1 Each Guarantor irrevocably and unconditionally authorizes Secured Party (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Secured Party or its designee as the secured party and such Guarantor as debtor, as Secured Party may require, and including any other information with respect to such Guarantor or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as Secured Party may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Each Guarantor hereby ratifies and approves all financing statements naming Secured Party or its designee as secured party and such Guarantor as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Secured Party prior to the date hereof and ratifies and confirms the authorization of Secured Party to file such financing statements (and amendments, if any). Each Guarantor hereby authorizes Secured Party to adopt on behalf of such Guarantor any symbol required for authenticating any

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electronic  filing.  In the event that the  description of the collateral in any financing statement naming Secured Party or its designee as the secured party and a Guarantor as debtor includes assets and properties of such Guarantor that do not at any time constitute Collateral, whether hereunder, under any of the other Financing Agreements or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by such Guarantor to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral. In no event shall a Guarantor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Secured Party or its designee as secured party and such Guarantor as debtor.

         3.2 No Guarantor has any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except as set forth in the Information Certificate. In the event that a Guarantor shall be entitled to or shall receive any chattel paper or instrument after the date hereof, such Guarantor shall promptly notify Secured Party thereof in writing. Promptly upon the receipt thereof by or on behalf of such Guarantor (including by any agent or representative), such Guarantor shall deliver, or cause to be delivered to Secured Party, all tangible chattel paper and instruments that such Guarantor has or may at any time acquire, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify, in each case except as Secured Party may otherwise agree. At Secured Party's option, such Guarantor shall, or Secured Party may at any time on behalf of such Guarantor, cause the original of any such instrument or chattel paper to be conspicuously marked in a form and manner acceptable to Secured Party with the following legend referring to chattel paper or instruments as applicable:
"This [chattel paper][instrument] is subject to the security interest of Congress Financial Corporation (Southern), as Agent and any sale, transfer, assignment or encumbrance of this [chattel paper][instrument] violates the rights of such secured party."

         3.3 In the event that a Guarantor shall at any time hold or acquire an interest in any electronic chattel paper or any "transferable record" (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), such Guarantor shall promptly notify Secured Party thereof in writing. Promptly upon Secured Party's request, such Guarantor shall take, or cause to be taken, such actions as Secured Party may request to give Secured Party control of such electronic chattel paper under Section 9-105 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.

         3.4 No Guarantor has any deposit accounts as of the date hereof, except as set forth in the Information Certificate. No Guarantor shall, directly or indirectly, after the date hereof open, establish or maintain any deposit account unless each of the following conditions is satisfied or unless otherwise permitted by (a) with respect to Delta, the Parent Revolving Loan Agreement, and
(b) with respect to SAIM, the Loan Agreement: (i) Secured Party shall have received not less than five (5) Business Days prior written notice of the intention of such Guarantor to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Secured Party the name of the account, the owner of the account, the name and address of the bank at which such account is to be opened or established, the individual at such

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bank with whom such  Guarantor is dealing and the purpose of the  account;  (ii)
the bank where such account is opened or maintained shall be reasonably acceptable to Secured Party; and (iii) on or before the opening of such deposit account, such Guarantor shall, as Secured Party may specify, either (A) deliver to Secured Party a Deposit Account Control Agreement with respect to such deposit account duly authorized, executed and delivered by such Guarantor and the bank at which such deposit account is opened and maintained or (B) arrange for Secured Party to become the customer of the bank with respect to the deposit account on terms and conditions acceptable to Secured Party. The terms of this subsection (d) shall not apply to deposit accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Guarantors' salaried employees.

         3.5 No Guarantor owns or holds, directly or indirectly, beneficially or as record owner or both, any investment property, as of the date hereof, or has any investment account, securities account, commodity account or other similar account with any bank or other financial institution or other securities intermediary or commodity intermediary as of the date hereof, in each case except as set forth in the Information Certificate.

         3.6 In the event that a Guarantor shall be entitled to or shall at any time after the date hereof hold or acquire any certificated securities, such Guarantor shall promptly endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify. If any securities now or hereafter acquired by a Guarantor are uncertificated and are issued to such Guarantor or its nominee directly by the issuer thereof, such Guarantor shall immediately notify Secured Party thereof and shall as Secured Party may specify, either (A) cause the issuer to agree to comply with instructions from Secured Party as to such securities, without further consent of such Guarantor or such nominee, or (B) arrange for Secured Party to become the registered owner of the securities.

         3.7 No Guarantor shall, directly or indirectly, after the date hereof, open, establish or maintain any investment account, securities account, commodity account or any other similar account (other than a deposit account) with any securities intermediary or commodity intermediary unless each of the following conditions is satisfied: (A) Secured Party shall have received not less than five (5) Business Days' prior written notice of the intention of such Guarantor to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Secured Party the name of the account, the owner of the account, the name and address of the securities intermediary or commodity intermediary at which such account is to be opened or established, the individual at such intermediary with whom such Guarantor is dealing and the purpose of the account; (B) the securities intermediary or commodity intermediary (as the case may be) where such account is opened or maintained shall be acceptable to Secured Party; and (C) on or before the opening of such investment account, securities account or other similar account with a securities intermediary or commodity intermediary, such Guarantor shall, as Secured Party may specify, either (1) execute and deliver, and cause to be executed and delivered to Secured Party, an Investment Property Control Agreement with respect thereto duly authorized, executed and delivered by such Guarantor and such securities intermediary or commodity intermediary or (2) arrange for Secured Party to become the entitlement holder with respect to such investment property on terms and conditions acceptable to Secured Party.

         3.8 No Guarantor is the beneficiary or otherwise entitled to any right to payment under any letter of credit, banker's acceptance or similar instrument as of the date hereof, except as set forth in the Information Certificate. In the event that a Guarantor shall be entitled to or shall receive any right to payment under any letter of credit, banker's acceptance or any similar instrument, whether as beneficiary thereof or otherwise after the date hereof, such Guarantor shall promptly notify Secured Party thereof in writing. Such Guarantor shall immediately, as Secured Party may specify, either (i) deliver, or cause to be delivered, to Secured Party, with respect to any such letter of credit, banker's acceptance or similar instrument, the written agreement of the issuer and any other nominated person obligated to make any payment in respect thereof (including any confirming or negotiating bank), in form and substance satisfactory to Secured Party, consenting to the assignment of the proceeds of the letter of credit to Secured Party by such Guarantor and agreeing to make all payments thereon directly to Secured Party or as Secured Party may otherwise direct or (ii) cause Secured Party to become, at such Guarantor's expense, the transferee beneficiary of the letter of credit, banker's acceptance or similar instrument (as the case may be).

         3.9 No Guarantor has any commercial tort claims as of the date hereof, except as set forth in the Information Certificate. In the event that a Guarantor shall at any time after the date hereof have any commercial tort claims, such Guarantor shall promptly notify Secured Party thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such commercial tort claim and (ii) include the express grant by such Guarantor to Secured Party of a security interest in such commercial tort claim (and the proceeds thereof). In the event that such notice does not include such grant of a security interest, the sending thereof by such Guarantor to Secured Party shall be deemed to constitute such grant to Secured Party. Upon the sending of such notice, any commercial tort claim described therein shall constitute part of the Collateral and shall be deemed included therein. Without limiting the authorization of Secured Party provided in Section 3.1 hereof or otherwise arising by the execution by Guarantors of this Agreement or any of the other Financing Agreements, Secured Party is hereby irrevocably authorized from time to time and at any time to file such financing statements naming Secured Party or its designee as secured party and such Guarantor as debtor, or any amendments to any financing statements, covering any such commercial tort claim as Collateral. In addition, such Guarantor shall, promptly upon Secured Party's request, execute and deliver, or cause to be executed and delivered, to Secured Party such other agreements, documents and instruments as Secured Party may require in connection with such commercial tort claim.

         3.10 No Guarantor has any goods, documents of title or other Collateral in the custody, control or possession of a third party as of the date hereof, except as set forth in the Information Certificate and except for goods located in the United States in transit to a location of such Guarantor permitted herein in the ordinary course of business of such Guarantor in the possession of the carrier transporting such goods. In the event that any goods, documents of title or other Collateral are at any time after the date hereof in the custody, control or possession of any other person not referred to in the Information Certificate or such carriers, the appropriate Guarantor shall promptly notify Secured Party thereof in writing. Promptly upon Secured Party's request, such Guarantor shall deliver to Secured Party a Collateral Access Agreement duly authorized, executed and delivered by such person and such Guarantor.

         3.11 Each Guarantor shall take any other actions reasonably requested by Secured Party from time to time to cause the attachment, perfection and first priority of, and the ability of Secured Party to enforce, the security interest of Secured Party in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code or other applicable law, to the extent, if any, that such Guarantor's signature thereon is required therefor, (ii) causing Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, the security interest of Secured Party in such Collateral,
(iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, the security interest of Secured Party in such Collateral, (iv) obtaining the consents and approvals of any Governmental Authority or third party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant jurisdiction.

SECTION 4.        COLLATERAL COVENANTS

         4.1 Accounts Covenants.

         (a) Secured Party shall have the right at any time or times, in Secured Party's name or in the name of a nominee of Secured Party, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

         (b) Secured Party may, at any time or times that an Event of Default exists or has occurred and is continuing, enforce Secured Party's rights against any account debtor, secondary obligor or other obligor in respect of any of the Accounts or other Receivables. Without limiting the generality of the foregoing, Secured Party may at such time or times, (i) notify any or all account debtors, secondary obligors and other obligors in respect thereof that the Receivables have been assigned to Secured Party and that Secured Party has a security interest therein and Secured Party may direct any or all accounts debtors, secondary obligors or other obligors to make payment of Receivables directly to Secured Party, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Receivables or other obligations included in the Collateral and thereby discharge or release the account debtor or any secondary obligors or other obligors in respect thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Receivables or such other obligations, but without any duty to do so, and Secured Party and Lenders shall not be liable for any failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Secured Party may deem necessary or desirable for the protection of its interests and the interests of Lenders. At any time that an Event of Default exists or has occurred and is continuing, at Secured Party's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Secured Party and are payable directly and only to Secured Party and Guarantors shall deliver to Secured Party such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Secured Party may require.

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

         4.2 Inventory Covenants. With respect to the Inventory, each Guarantor:
(a) shall at all times maintain inventory records reasonably satisfactory to Secured Party, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, such Guarantor's cost therefor and daily withdrawals therefrom and additions thereto; (b) shall conduct a physical count of the Inventory at least one (1) time in any twelve (12) month period, but at any time or times as Secured Party may request on or after an Event of Default, and promptly following such physical inventory shall supply Secured Party with a report in the form and with such specificity as may be satisfactory to Secured Party concerning such physical count; (c) shall not remove any Inventory from the locations set forth or permitted herein without the prior written consent of Secured Party, except for sales of Inventory in the ordinary course of such Guarantor's business and except to move Inventory directly from one location set forth or permitted herein to another such location and except for Inventory shipped from the manufacturer thereof to such Guarantor which is in transit to the locations set forth in the Information Certificate or permitted herein; (d) upon Secured Party's request, shall, at its expense, no more than two (2) times in any twelve (12) month period, but at any time or times as Secured Party may request on or after an Event of Default, deliver or cause to be delivered to Secured Party written appraisals as to the Inventory in form, scope and methodology acceptable to Secured Party and by an appraiser acceptable to Secured Party, addressed to Secured Party and Lenders or upon which Secured Party and Lenders are expressly permitted to rely; (e) shall produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including, but not limited to, the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (f) none of the Inventory or other Collateral constitutes farm products or the proceeds thereof; (g) assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory, except for the right of return given to customers of such Guarantor consistent with its current policies as of the date hereof; (h) shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate such Guarantor to repurchase such Inventory; (i) shall keep the Inventory in good and marketable condition; and (j) shall not, without prior written notice to Secured Party, acquire or accept any Inventory on consignment or approval. In addition to, and not in limitation of, anything to the contrary contained herein, Secured Party shall have the right to request the delivery to Secured Party of all documents, invoices and bills of lading relating to any in-transit Inventory. In the event any account debtor returns Inventory when an Event of Default exists or has occurred and is continuing, Guarantors shall, upon Secured Party's request, hold the returned Inventory in trust for Secured Party, segregate all returned Inventory from all of its other property, dispose of the returned Inventory solely according to Secured Party's instructions, and not issue any credits, discounts or allowances with respect thereto without Secured Party's prior written consent.

         4.3 Equipment Covenants. With respect to the Equipment: (a) upon Secured Party's request, each Guarantor shall, at its expense, no more than one
(1) time in any twelve (12) month period, but at any time or times as Secured Party may request on or after an Event of Default, deliver or cause to be delivered to Secured Party written appraisals as to the Equipment in form, scope and methodology acceptable to Secured Party and by appraiser acceptable to Secured Party, addressed to Secured Party and upon which Secured Party is expressly permitted to rely; (b) each Guarantor shall keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted); (c) each Guarantor shall use the Equipment with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (d) the Equipment is and shall be used in each Guarantor's business and not for personal, family, household or farming use; (e) Guarantors shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of such Guarantor or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of such Guarantor in the ordinary course of business; (f) the Equipment is now and shall remain personal property and Guarantors shall not permit any of the Equipment to be or become a part of or affixed to real property; and (g) each Guarantor assumes all responsibility and liability arising from the use of the Equipment.

         4.4 Power of Attorney. Each Guarantor hereby irrevocably designates and appoints Secured Party (and all persons designated by Secured Party) as such Guarantor's true and lawful attorney-in-fact, and authorizes Secured Party, in such Guarantor's or Secured Party's name, to: (a) at any time an Event of Default exists or has occurred and is continuing (i) demand payment on Receivables or other Collateral, (ii) enforce payment of Receivables by legal proceedings or otherwise, (iii) exercise all of such Guarantor's rights and remedies to collect any Receivable or other Collateral, (iv) sell or assign any Receivable upon such terms, for such amount and at such time or times as the Secured Party deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Receivable, (vii) prepare, file and sign such Guarantor's name on any proof of claim in bankruptcy or other similar document against an account debtor or other obligor in respect of any Receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral to an address designated by Secured Party, and open and dispose of all mail addressed to such Guarantor and handle and store all mail relating to the Collateral; and (ix) do all acts and things which are necessary, in Secured Party's determination, to fulfill such Guarantor's obligations under this Agreement and the other Financing Agreements; and (b) at any time to (i) take control in any manner of any item of payment in respect of Receivables or constituting Collateral or otherwise received in or for deposit in the Blocked Accounts or otherwise received by Secured Party or any Lender, (ii) have access to any lockbox or postal box into which remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral are sent or received,
(iii) endorse such Guarantor's name upon any items of payment in respect of Receivables or constituting Collateral or otherwise received by Secured Party and any Lender and deposit the same in Secured Party's account for application to the Obligations, (iv) endorse such Guarantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, (v) clear Inventory the purchase of which was financed with Letter of Credit Accommodations through U.S. Customs or foreign export control authorities in such Guarantor's name, Secured Party's name or the name of Secured Party's designee, and to sign and deliver to customs officials powers of attorney in such Guarantor's name for such purpose, and to complete in such

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

Guarantor's or Secured Party's name, any order, sale or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof, and (vi) sign such Guarantor's name on any verification of Receivables and notices thereof to account debtors or any secondary obligors or other obligors in respect thereof. Each Guarantor hereby releases Secured Party and Lenders and their respective officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Secured Party's or any Lender's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

         4.5 Right to Cure. Secured Party may, at its option, (a) upon notice to Guarantors, cure any default by a Guarantor under any material agreement with a third party that affects the Collateral, its value or the ability of Secured Party to collect, sell or otherwise dispose of the Collateral or the rights and remedies of Secured Party therein or the ability of such Guarantor to perform its obligations hereunder or under the other Financing Agreements, (b) pay or bond on appeal any judgment entered against a Guarantor, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (d) pay any amount, incur any expense or perform any act which, in Secured Party's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Secured Party and Lenders with respect thereto. Secured Party may add any amounts so expended to the Obligations and charge Guarantors' account therefor, such amounts to be repayable by Guarantors on demand. Secured Party and Lenders shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Guarantors. Any payment made or other action taken by Secured Party or any Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

         4.6 Access to Premises. From time to time as requested by Secured Party, at the cost and expense of Guarantors, (a) Secured Party or its designee shall have complete access to all of each Guarantor's premises during normal business hours and after notice to such Guarantor, or at any time and without notice to such Guarantor if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of such Guarantor's books and records, including the Records, and (b) each Guarantor shall promptly furnish to Secured Party such copies of such books and records or extracts therefrom as Secured Party may request, and
(c) Secured Party or any Lender or Secured Party's designee may use during normal business hours such of each Guarantor's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Receivables and realization of other Collateral.

SECTION 5.        REPRESENTATIONS AND WARRANTIES

         Each Guarantor hereby represents and warrants to Secured Party the following (which shall survive the execution and delivery of this Agreement):

         5.1 Corporate Existence, Power and Authority; Subsidiaries. Each Guarantor is a corporation or limited liability company duly organized and in good standing under the laws of its state of organization and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of

Borrower and its Subsidiaries, taken as a whole, or the rights of Secured Party in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Financing Agreements and the transactions contemplated hereunder and thereunder (a) are all within each Guarantor's corporate powers,
(b) have been duly authorized, (c) are not in contravention of law or the terms of each Guarantor's certificate of incorporation or organization, by-laws, operating agreement or other organizational documentation, or any indenture, agreement or undertaking to which such Guarantor is a party or by which such Guarantor or its property are bound and (d) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of Guarantors other than the liens and security interest under the Financing Agreements. This Agreement and the other Financing Agreements constitute legal, valid and binding obligations of Guarantors enforceable in accordance with their respective terms. Guarantors do not have any Subsidiaries except as set forth on the Information Certificate.

         5.2 Name; State of Organization; Chief Executive Office; Collateral Locations.

         (a) The exact legal name of each Guarantor is as set forth on the signature page of this Agreement and in the Information Certificate. No
Guarantor has, during the past five years, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth in the Information Certificate.

         (b) Each Guarantor is an organization of the type and organized in the jurisdiction set forth in the Information Certificate. The Information Certificate accurately sets forth the organizational identification number of each Guarantor or accurately states that such Guarantor has none and accurately sets forth the federal employer identification number of each Guarantor.

         (c) The chief executive office and mailing address of each Guarantor and such Guarantor's Records concerning Accounts are located only at the address identified as such in Schedule 8.2 to the Information Certificate and its only other places of business and the only other locations of Collateral, if any, are the addresses set forth in Schedule 8.2 to the Information Certificate, subject to the right of such Guarantor to establish new locations in accordance with
Section 6.2 below. The Information Certificate correctly identifies any of such locations which are not owned by a Guarantor and sets forth the owners and/or operators thereof.

         5.3 Priority of Liens; Title to Properties. The security interests and liens granted to Secured Party under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens permitted under the Loan Agreement or the Parent Revolving Loan Agreement. Each Guarantor has good and valid title to all of its properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted to Secured Party, those granted under the Parent Revolving Loan Agreement or the other Financing Agreements (as defined in the Parent Revolving Loan Agreement) and such others as are specifically permitted under the Parent Revolving Loan Agreement or the Loan Agreement.

         5.4 Survival of Warranties; Cumulative. All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Secured Party and Lenders on the date of each additional loan, advance or letter of credit accommodation under the Loan Agreement and shall be conclusively presumed to have been relied on by Secured Party and Lenders regardless of any investigation made or information possessed by Secured Party and Lenders. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which a Guarantor shall now or hereafter give, or cause to be given, to Secured Party or any Lender.

SECTION 6.        AFFIRMATIVE AND NEGATIVE COVENANTS

         6.1 Maintenance of Existence.

         (a) Each Guarantor shall at all times preserve, renew and keep in full force and effect its corporate existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, trade names, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted.

         (b) No Guarantor shall change its name unless each of the following conditions is satisfied: (i) Secured Party shall have received not less than thirty (30) days' prior written notice from such Guarantor of such proposed change in its corporate name, which notice shall accurately set forth the new name; and (ii) Secured Party shall have received a copy of the amendment to the articles or certificate of incorporation or organization of such Guarantor providing for the name change certified by the Secretary of State of the jurisdiction of incorporation or organization of such Guarantor as soon as it is available.

         (c) No Guarantor shall change its chief executive office or its mailing address or organizational identification number (or if it does not have one, shall not acquire one) unless Secured Party shall have received not less than thirty (30) days' prior written notice from such Guarantor of such proposed change, which notice shall set forth such information with respect thereto as Secured Party may require and Secured Party shall have received such agreements as Secured Party may require in connection therewith. No Guarantor shall change its type of organization, jurisdiction of organization or other legal structure.

         6.2 New Collateral Locations. No Guarantor may open any new location within the continental United States unless such Guarantor (a) gives Secured Party fifteen (15) days' prior written notice of the intended opening of any such new location and (b) executes and delivers, or causes to be executed and delivered, to Secured Party such agreements, documents, and instruments as Secured Party may deem reasonably necessary or desirable to protect its interests in the Collateral at such location, including, without limitation, Uniform Commercial Code financing statements.

         6.3 Costs and Expenses. Each Guarantor shall pay to Secured Party and Lenders on demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Secured Party's rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including, but not limited to: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) costs and expenses and fees for insurance premiums, environmental audits, surveys, assessments, engineering reports and inspections, appraisal fees and search fees, costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Accounts, together with Secured Party's customary charges and fees with respect thereto; (c) costs and expenses of preserving and protecting the Collateral; (d) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Secured Party, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Secured Party or any Lender arising out of the transactions contemplated hereby and thereby (including, without limitation, preparations for and consultations concerning any such matters); (e) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Secured Party during the course of periodic field examinations of the Collateral and Guarantors' operations, plus a per diem charge at Secured Party's then standard rate for Secured Party's examiners in the field and office (which rate as of the date hereof is $750 per person per day); and (f) the reasonable fees and disbursements of counsel (including legal assistants) actually incurred to Secured Party in connection with any of the foregoing.

         6.4 Further Assurances. At the request of Secured Party at any time and from time to time, each Guarantor shall, at its expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements.

SECTION 7.        EVENTS OF DEFAULT AND REMEDIES

         7.1 Events of Default. The occurrence or existence of any Event of Default under the Loan Agreement is referred to herein individually as an "Event of Default", and collectively as "Events of Default".

         7.2 Remedies.

         (a) At any time an Event of Default exists or has occurred and is continuing, Secured Party and Lenders shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by any Guarantor or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Secured Party and Lenders hereunder, under any of the other Financing Agreements, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and

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

enforceable,  in Secured Party's  discretion,  alternatively,  successively,  or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by a Guarantor of this Agreement or any of the other Financing Agreements. Secured Party may, at any time or times, proceed directly against any Guarantor or any Obligor to collect the Obligations without prior recourse to the Collateral.

         (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Secured Party may, in its discretion and upon the direction of Required Lenders, (i) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (ii) require Guarantors, at Guarantors' expense, to assemble and make available to Secured Party any part or all of the Collateral at any place and time designated by Secured Party, (iii) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (iv) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, and (v) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Secured Party or elsewhere) at such prices or terms as Secured Party may deem reasonable, for cash, upon credit or for future delivery, with the Secured Party having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Guarantors, which right or equity of redemption is hereby expressly waived and released by Guarantors. If any of the Collateral is sold or leased by Secured Party upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Secured Party. If notice of disposition of Collateral is required by law, ten (10) days' prior notice by Secured Party to Guarantors designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Guarantors waive any other notice. In the event Secured Party institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Guarantors waive the posting of any bond which might otherwise be required.

         (c) Secured Party may apply the cash proceeds of Collateral actually received by Secured Party from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Secured Party may elect, whether or not then due. Guarantors shall remain liable to Secured Party and Lenders for the payment of any deficiency with interest at the highest rate provided for in the Loan Agreement and all costs and expenses of collection or enforcement, including reasonably attorneys' fees actually incurred and legal expenses.

         (d) To the extent that applicable law imposes duties on Secured Party or any Lender to exercise remedies in a commercially reasonable manner (which duties cannot be waived under such law), each Guarantor acknowledges and agrees that it is not commercially unreasonable for Secured Party or any Lender (i) to fail to incur expenses reasonably deemed significant by Secured Party or any Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to

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

Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain consents of any Governmental Authority or other third party for the collection or disposition of Collateral to be collected or disposed of,
(iii) to fail to exercise collection remedies against account debtors, secondary obligors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as such Guarantor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties,
(xi) to purchase insurance or credit enhancements to insure Secured Party or Lenders against risks of loss, collection or disposition of Collateral or to provide to Secured Party or Lenders a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Each Guarantor acknowledges that the purpose of this
Section is to provide non-exhaustive indications of what actions or omissions by Secured Party or any Lender would not be commercially unreasonable in the exercise by Secured Party of remedies against the Collateral and that other actions or omissions by Secured Party or any Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation of the foregoing, nothing contained in this Section shall be construed to grant any rights to Guarantors or to impose any duties on Secured Party or Lenders that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

         (e) For the purpose of enabling Secured Party to exercise the rights and remedies hereunder, each Guarantor hereby grants to Secured Party, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Guarantor), to use, assign, license or sublicense any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other Intellectual Property and general intangibles now owned or hereafter acquired by such Guarantor, wherever the same maybe located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

SECTION 8.        GOVERNING LAW; WAIVERS AND CONSENTS; INDEMNIFICATION

         8.1 Governing Law; No Liability.

         (a) The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between any Guarantor and Secured Party, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Georgia but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of Georgia.

         (b) Secured Party and Lenders shall not have any liability to any Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by such Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Secured Party and such Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Secured Party and each Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Financing Agreements.

         8.2 Waiver of Notices. Each Guarantor hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on a Guarantor which Secured Party or any Lender may elect to give shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances.

         8.3 Amendments and Waivers. Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of each Guarantor and Secured Party. Secured Party and Lenders shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Secured Party. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Secured Party or any Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party or any Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

         8.4 Waiver of Counterclaims. Each Guarantor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

         8.5 Indemnification. Each Guarantor shall indemnify and hold Secured Party and each Lender, and their respective directors, agents, employees, advisors and counsel and their respective Affiliates (each such person being an "Indemnitee"), harmless from and against any and all losses, claims, damages, liabilities, costs or expenses (including reasonable attorneys' fees actually incurred and expenses) imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the

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

transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the reasonable fees of counsel actually incurred and expenses of counsel, except, as to any Indemnitee, for such losses, claims, damages, liabilities, costs or expenses resulting from gross negligence or willful misconduct of such Indemnitee as determined pursuant to a final, non-appealable order of a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, each Guarantor shall pay the maximum portion which it is permitted to pay under applicable law to Secured Party and Lenders in satisfaction of indemnified matters under this Section. All amounts due under this Section shall be payable upon demand. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Loan Agreement. All of the foregoing costs and expenses shall be part of the Obligations and secured by the Collateral.

SECTION 9.        MISCELLANEOUS

         9.1 Notices. All notices, requests and demands hereunder shall be given in the form and manner and to the addresses set forth in the Guarantee.

         9.2 Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

         9.3 Entire Agreement. This Agreement and any instruments or documents delivered or to be delivered in connection herewith represent the entire agreement and understanding of this parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

         9.4 Successors and Assigns. This Agreement shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of Secured Party, Lenders and their respective successors, endorsees, transferees and assigns. The liquidation, dissolution or termination of any Guarantor shall not terminate this Agreement as to such entity or as to any of the other Guarantors.

         9.5 Counterparts, Etc. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of any such agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

                  [Remainder of page intentionally left blank.]


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


         IN WITNESS WHEREOF, each of Guarantors has caused these presents to be duly executed as of the day and year first above written.


                             DELTA APPAREL, INC.,
                             a Georgia corporation

                             /s/ Herbert M. Mueller
                             -----------------------------------

                             By: Herbert M. Mueller

                             Title: Vice President and CFO


                             [CORPORATE SEAL]


                             SAIM, LLC, a North Carolina limited
                             liability company


                             By:   MJS Acquisition Company, its sole member


                                    /s/ Herbert M. Mueller
                             Title: Vice President


                                 [COMPANY SEAL]